ACCOUNTS RECEIVABLE AND OTHER	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS RECEIVABLE AND OTHER	ACCOUNTS RECEIVABLE AND OTHER
The components of accounts receivable and other are as follows:

(US$ Millions)	Dec. 31, 2021	Dec. 31, 2020
Derivative assets	$33	$164
Accounts receivable(1) - net of expected credit loss of $112 million (December 31, 2020 - $114 million)	852	753
Restricted cash and deposits	331	292
Prepaid expenses	367	330
Inventory	574	131
Other current assets	119	201
Total accounts receivable and other	$2,276	$1,871
(1)See Note 33, Related Parties, for further discussion.

With respect to accounts receivable, the partnership recorded a $49 million loss allowance in commercial property operating expenses for the twelve months ended December 31, 2021 (December 31, 2020 - $99 million). The partnership may grant further rent concessions in the deferral or abatement of lease payments. Such rent concession requests are evaluated on a case-by-case basis. Where tenants are expected to be able to meet their lease obligations after concessions have been granted, the allowance for expected credit losses includes only the portion of expected abatements that is deemed attributable to the current period, considering the weighted average remaining lease terms. Not all requests for rent relief will be granted as the partnership does not intend to forgo its legally enforceable contractual rights that exist under its lease agreements.